                                                                  EXHIBIT 99.1


(BW)(CA-MCKESSON)(MCK) McKesson Corporation Reports Record Third Quarter Results With Net Income Up 41% and EPS Up 30% Before Special Charges

    Business Editors


    SAN FRANCISCO--(BUSINESS WIRE)--Jan. 25, 1999--

    McKesson HBOC, Inc. Reports Proforma Combined Results with
    Net Income Up 40% and Earnings Per Share Up 39%

    McKesson HBOC, Inc. (NYSE:MCK) (McKessonHBOC) today reported that McKesson Corporation had record revenues and results before special charges for the third fiscal quarter ended December 31, 1998, with net income up 41 percent and earnings per share up 30 percent. Operating margins in McKesson's U.S. healthcare supply management business continued to increase on an expanding revenue base.

    For the quarter ended December 31, 1998, McKesson Corporation had net income before special charges of $59.4 million compared to $42.0 million in the same quarter a year ago. McKesson's earnings per diluted share before special charges were 56 cents compared to 43 cents in the quarter ended December 31 a year ago. Revenues in the quarter increased 24 percent to $5.8 billion, excluding sales to customers' warehouses of $2.2 billion. Including special items, McKesson's net income was $42.2 million and earnings per diluted share were 40 cents. Unless otherwise noted, all financial results refer to continuing operations before special items.

Gains in Healthcare Supply Management Operating Profit Continue

    Operating profit of McKesson's healthcare supply management business increased 34 percent, to $130.3 million, as operating margins (EBIT) in both McKesson's U.S. pharmaceutical and U.S. medical-surgical businesses expanded, yielding an overall increase of 18 basis points. Non-recurring pre-tax expenses of approximately $3.5 million associated with implementation of new back-office technologies were also incurred in the quarter.

    U.S. pharmaceutical distribution and services revenues increased by 24 percent, excluding sales to customers' warehouses, driven by strong growth in the retail chain and institutional sectors. McKesson's U.S. pharmaceutical supply management revenues now consist of approximately 28 percent independents, 39 percent retail chains and 33 percent institutions. Revenues for McKesson's medical/surgical supply management business increased 36 percent in the quarter, to $630 million, including $48 million in revenues from Red Line Healthcare, acquired in a purchase completed mid-November 1998.

    "Strong fundamentals continue to drive the growth of our healthcare supply management business," said Mark A. Pulido, McKesson HBOC president and chief executive officer. "Revenues increased as long-term contracts with major customers further ramped up. Sales of higher margin automated products and manufacturer marketing services as well as a continued focus on leveraging our cost structure drove expansion in supply management operating margins and operating profit.

    "Continuing improvement in asset management and operating efficiencies is further driving operating margin expansion in our supply management business. EBITA for McKesson for the quarter was 2.33 percent of revenues, up 23 basis points, and for the year, 2.31 percent, an increase of 23 basis points. As a result of this operating margin improvement, McKesson's return on committed capital reached 21.0 percent for the 12 months ended December 31, 1998, compared to 19.6 for the 12 months ended December 31, 1997."

    For the nine months ended December 31, 1998, McKesson had net income of $163.2 million compared to $119.2 million for the nine months a year ago, an increase of 37 percent. McKesson's earnings per diluted share were $1.57 compared to $1.23 cents for the first nine months a year ago, an increase of 28 percent. Revenues for the first nine months increased 19 percent to $16.0 billion, excluding sales to customers' warehouses of $4.8 billion.

Information Technology Revenues Grow, Operating Margin Expands

    All discussion refers to re-stated results presented in the accompanying proforma tables, which include the historical financial results of acquisitions completed in the quarter. Operating profit (EBIT) of McKessonHBOC's information technology business, formerly HBO & Company
(HBOC), increased 36 percent for the three months ended December 31, 1998, to $142.0 million before special charges. Operating income as a percentage of revenue was 30 percent in the quarter, an increase of almost 400 basis points compared to the same period a year ago.

    Revenues increased 19 percent to $469 million for the three months ended December 31, 1998. The revenue mix was 32 percent software, 13 percent hardware and 55 percent services. "Sales of the Pathways 2000 product line and service revenues each were up strongly in the quarter, and the information technology business ended the year with a record software sales backlog of $270 million, up 69 percent from a year ago," said Albert
J. Bergonzi, president, Healthcare Information Technology Business. "The sales funnel increased to more than $2 billion, also a record, with $340 million in the vendor of choice category, and $475 million in the best few category."

    Vendor of choice was up from $315 million one quarter ago and $234 million on December 31, 1997. Best few was up from $440 million one quarter ago and $382 million on December 31, 1997.

    "Revenue growth for the year is above target, up 25 percent year to date," said Charles W. McCall, McKessonHBOC chairman. "During the December quarter we continued to build on our strong base of recurring service and outsourcing revenues as well as significantly increase our software backlog. In 1998, the information technology business signed nine new long-term outsourcing agreements, an increase of 30 percent in our customer base. During the quarter ended December 31, 1998, we completed three acquisitions that will enable the information technology business to further expand our broad offering of products and services for our customers. Access Health expands our demand management and utilization management services with its customer base of 2,000 managed care organizations, provider groups, employers, integrated delivery systems and government programs serving more than 30 million members. US Servis adds to our outsourcing capability for large physician practices and hospitals, and brings a solid base of recurring revenues."

    "The acquisition of business partner IMNET will allow a tighter integration of document management and diagnostic imaging into the Pathways 2000(R) product family," McCall continued. "During the December quarter, IMNET sales doubled to 24 units from the previous year's quarter, illustrating the tremendous pull-through opportunities that our large customer base provides as we bring acquisitions on board. At the same time, we continued to focus on our overall cost structure, which increased our operating margin from the same period a year ago and positions the information technology business for accelerated profit growth in the future."

McKessonHBOC Proforma Consolidated Results Exceed 35% EPS Growth Target

    On January 12, 1999, McKesson Corporation and HBO & Company merged to form McKesson HBOC, Inc. On a proforma-consolidated basis before special items, McKessonHBOC had 53 cents earnings per diluted share for the quarter ended December 31, 1998, an increase of 39 percent from the prior year's proforma 38 cents earnings per diluted share. Net income before special items was $150.6 million in the December 31, 1998 quarter compared to $107.3 million in the same period a year ago, an increase of 40 percent. Revenues were $6.2 billion, up 22 percent, excluding sales to customers' warehouses of $2.2 billion.

    "The McKessonHBOC proforma results affirm the strength of the combined company, with earnings per share growth for the past three and nine months in excess of our 35 percent target setting the stage for continued growth," said Pulido. "We anticipate 20+ percent internal revenue growth in both our healthcare supply management and information technology businesses. Targeted growth is achievable by fully capitalizing on opportunities to accelerate revenues through cross-selling, leveraging customer relationships, enhancing existing products and creating new products for providers, payors and manufacturers. This growth, together with an increased proportion of higher margin products and services in the mix, our continued focus on cost efficiencies and forecasted synergies of 16 cents per share should enable McKessonHBOC to reach its goal of $3.00 earnings per diluted share in fiscal 2000."

Financial Position

    At December 31, 1998, McKessonHBOC's cash and marketable securities totaled $761 million. Total debt at December 31, 1998, was $2.0 billion, stockholders' equity was approximately $3.1 billion and the company's net debt-to-capital ratio was approximately 27 percent.

    On a proforma consolidated basis, at December 31, 1998, McKessonHBOC average diluted shares in the quarter were approximately 290 million. McKessonHBOC had approximately 277 million shares outstanding following the January 12 merger of McKesson and HBOC.

    "On a proforma basis, McKessonHBOC EBIT for the three months ended December 31, 1998 increased to 4.32 percent of revenues, up 44 basis points from the same period a year ago," said Richard H. Hawkins, senior vice president and chief financial officer. "And proforma return on committed capital exceeded our target of 35 percent."

Special Charges

    For the three months ended December 31, 1998, McKesson recorded a total of $17.2 million in after-tax charges associated with acquisitions. For the three months ended December 31, 1998, HBOC recorded a total of $26.5 million in after-tax charges associated with acquisitions.

    McKesson HBOC, Inc., a Fortune 100 corporation, is the world's largest healthcare services company. McKessonHBOC provides pharmaceutical supply management and information technologies across the entire continuum of healthcare, including market-leading businesses in pharmaceutical and medical-surgical distribution, information technology for healthcare providers, services for payors and outsourcing. More information about McKessonHBOC is available on the World Wide Web at: http://www.mckhboc.com.

    Except for the historical information contained herein, the matters discussed in this press release may constitute forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those projected. These statements may be identified by their use of forward-looking terminology such as "believes," "expects," "may," "should," "intends," "plans," "estimates," "anticipates" and similar words. Risks and uncertainties include the speed of integration of acquired businesses, impact of continued competitive pressures, success of strategic initiatives, implementation of new technologies, continued industry consolidation, changes in customer mix, changes in pharmaceutical manufacturers' pricing and distribution policy, the changing U.S. healthcare environment and other factors discussed from time to time in reports filed by McKesson HBOC, Inc., with the Securities and Exchange Commission. The company assumes no obligation to update information contained in this press release.

    (FINANCIAL TABLES ATTACHED)

    McKesson news releases are available at no charge through McKesson's NewsOnDemand fax service. To immediately receive an index of available releases, call 1-800-344-6495 and press 2.

                         Index to Financial Schedules

McKesson Corporation

I-1      Condensed Income Information

I-2      Results by Business Segment

I-3      Pro Forma Condensed Income Information (before special items)

I-4      Pro Forma Results by Business Segment (before special items)

McKessonHBOC Pro Forma Combined Results (all periods have been restated to reflect the combination of McKesson Corporation and HBO & Company and have been additionally restated to reflect all other 1998 acquisitions completed by McKesson Corporation and HBO & Company in pooling transactions)

II-1     Pro Forma Results by Business Segment

II-2     Pro Forma Results by Business Segment (before special items)

II-3     Pro Forma Quarterly Results by Business Segment
         (before special items)

                                                         Schedule I-1
                                                         ------------

                         McKESSON CORPORATION
                     CONDENSED INCOME INFORMATION
                              (unaudited)
                (in millions except per share amounts)

                                     Quarter Ended December 31
                               --------------------------------------
                                                                  %
                               FY99              FY98            Chg.
                            --------          --------         ------
Revenues
  Excluding sales to
    customers' warehouses   $ 5,772.8         $ 4,670.8         23.6
  Sales to customers'
    warehouses                2,206.0             702.7        213.9
                            ---------         ---------
      Total                   7,978.8           5,373.5         48.5
Costs and expenses
  before special items        7,882.3           5,304.8         48.6
Special items                   (27.1)(1)            --
                            ----------        ---------
Income before taxes
  on income                      69.4              68.7
Income tax expense              (25.7)            (25.1)
Dividends on preferred
  securities of
  subsidiary trust               (1.5)             (1.6)
                            ----------       -----------
Net income
  Before special items           59.4              42.0          41.4
  Special items                 (17.2)(1)            --
                            ----------        ----------
    Total                   $    42.2         $    42.0
                            ==========        ==========
Earnings per common share
  Diluted
    Before special
      items                 $    0.56         $    0.43          30.2
    Special items               (0.16)               --
                            ---------         ---------
      Total                 $    0.40         $    0.43
                            =========         =========
Basic
  Before special
    items                   $    0.60         $    0.45          33.3
  Special items                 (0.17)               --
                            ----------        ----------
    Total                   $    0.43         $    0.45
                            ==========        ==========
Shares on which
  earnings per common
  share were based
    Diluted                     109.1             101.8           7.2
    Basic                        98.6              91.6           7.6

                                 Nine Months Ended December 31
                           -------------------------------------------
                                                                  %
                             FY99              FY98              Chg.
                           -------          --------           -------
Revenues
  Excluding sales to
    customers'
    warehouses            $ 15,984.3       $ 13,481.3            18.6
  Sales to customers'
    warehouses               4,806.9          2,014.8           138.6
                          ----------       ----------
      Total                 20,791.2         15,496.1            34.2
Costs and expenses
  before special items      20,525.1         15,297.9            34.2
Special items                 (107.2)(1)           --
                          -----------      ----------
Income before taxes
  on income                   158.9             198.2
Income tax expense            (60.6)            (74.3)
Dividends on preferred
  securities of
  subsidiary trust             (4.6)             (4.7)
                           ----------      -----------
Net income
  Before special items        163.2             119.2            36.9
  Special items               (69.5)(1)            --
                          ----------       -----------
    Total                 $    93.7        $    119.2
                          ==========       ==========

Earnings per
  common share
Diluted
     Before special
      items               $    1.57        $     1.23            27.6
     Special items            (0.65)               --
                          ----------       ----------
       Total              $    0.92        $     1.23
                          ==========       ==========
Basic
  Before special
    items                 $    1.69        $     1.30            30.0
  Special items               (0.72)               --
                          ----------       ----------
       Total              $    0.97        $     1.30
                          ==========       ==========
Shares on which
  earnings per common
  share were based
    Diluted                   107.1             101.1             5.9
    Basic                      96.6              91.3             5.8

(1) During the quarter ended December 31, 1998, the Company completed the acquisition of Red Line HealthCare Corporation and Keystone Bottling Company. During the nine months, the Company acquired several companies including Hawk Medical Supply, Inc., Baker/APS, Med Management LLC, J. Knipper and Company, water processing businesses, and also completed the consolidation of distribution centers, technologies and back office operations related to the earlier acquisition of the FoxMeyer distribution business. The special items charge reflects transactions costs, acquired company employee benefit change of control provisions, asset write-downs and restructuring, integration and system installation costs associated with the acquisitions.

                                                          Schedule I-2
                                                          ------------

                         McKESSON CORPORATION
                      RESULTS BY BUSINESS SEGMENT
                              (unaudited)
                             (in millions)

                                      Quarter Ended December 31
                              ---------------------------------------
                              FY99              FY98           % Chg.
                            -------            ------          ------
REVENUES
Health Care Supply
 Management
  Pharmaceutical
    Distribution &
    Services(1)
      U.S. Health Care    $  4,572.5       $  3,702.1          23.5
      International            489.1            439.5          11.3
                          ----------       ----------
        Total Pharmaceutical
          Distribution &
          Services           5,061.6          4,141.6          22.2
  Medical/Surgical
    Distribution
    & Services                 630.2            461.7          36.5
                          ----------        ---------
        Total Health Care
         Supply Management   5,691.8          4,603.3          23.6
Water Products                  79.1             64.8          22.1
Corporate                        1.9              2.7
                          ----------       ----------
        Total             $  5,772.8       $  4,670.8          23.6
                          ==========       ==========
OPERATING PROFIT
Health Care Supply
 Management
  Before special items    $    130.3       $     97.0          34.3
  Special items                (26.5)(2)           --
                          -----------      ----------
    Total Health
      Care Supply
      Management               103.8             97.0
                          -----------      -----------
Water Products
  Before special items          11.3             10.0          13.0
  Special items                 (0.6)(3)           --
                          -----------       ----------
    Total Water Products        10.7             10.0
                          -----------       ----------
Total Operating Profit         114.5            107.0

Interest -- net                (31.7)           (25.0)
Corporate and other            (13.4)           (13.3)
                          -----------       ----------
Income before income taxes
  Before special items          96.5             68.7          40.5
  Special items                (27.1)              --
                          -----------      -----------
  Income before
    income taxes          $     69.4       $     68.7
                          ===========      ===========

                                  Nine Months Ended December 31
                             --------------------------------------
                             FY99             FY98           % Chg.
                            ------           ------         -------
REVENUES
Health Care Supply
 Management
  Pharmaceutical
    Distribution
    & Services (1)
    U.S. Health
      Care                $ 12,612.0       $ 10,683.0          18.1
    International            1,483.7          1,204.2          23.2
                          ----------       ----------
      Total Pharmaceutical
        Distribution &
        Services            14,095.7         11,887.2          18.6
  Medical/Surgical
    Distribution
    & Services               1,625.2          1,366.9          18.9
                          ----------       ----------
      Total Health Care
        Supply Management   15,720.9         13,254.1          18.6
Water Products                 256.0            217.5          17.7
Corporate                        7.4              9.7
                          ----------       ----------
      Total               $ 15,984.3       $ 13,481.3          18.6
                          ==========       ==========
OPERATING PROFIT
Health Care Supply
 Management
  Before special items    $    346.5       $    264.4          31.1
  Special items               (105.1)(2)           --
                          -----------      ----------
    Total Health
      Care Supply
       Management              241.4            264.4
                          -----------      ----------
Water Products
  Before special items          42.8             37.8          13.2
  Special items                 (2.1)(3)           --
                          -----------      ----------
    Total Water Products        40.7             37.8
                          -----------      ----------

Total Operating Profit         282.1            302.2

Interest -- net                (86.4)           (70.3)
Corporate and other            (36.8)           (33.7)
                          -----------      -----------
Income before income taxes
  Before special items         266.1            198.2          34.3
  Special items               (107.2)              --
                          -----------      -----------
    Income before
      income taxes        $    158.9       $    198.2
                          ===========      ===========

(1) Excluding sales to customers' warehouses of $2,206.0 million and $702.7 million in the quarters ended December 31, 1998 and 1997, respectively ($4,806.9 million and $2,014.8 million in the nine months, respectively).

(2) During the quarter ended December 31, 1998, the Company completed the acquisition of Red Line HealthCare Corporation. During the nine months, the Company acquired several companies including Hawk Medical Supply, Inc., Baker/APS, Med Management LLC, and J. Knipper and Company, and also completed the consolidation of distribution centers, technologies and back office operations related to the earlier acquisition of the FoxMeyer distribution business. The special items charge reflects transactions costs, acquired company employee benefit change of control provisions, asset write-downs and restructuring, integration and system installation costs associated with the acquisitions.

(3) Reflects charges for transaction costs and restructuring and integration costs associated with the acquisition of water processing businesses.

                                                          Schedule I-3
                                                          ------------

                         McKESSON CORPORATION
                PRO FORMA CONDENSED INCOME INFORMATION
                      Income Before Special Items
                              (unaudited)
                (in millions except per share amounts)

                                     Quarter Ended December 31
                            ----------------------------------------
                                                                  %
                                FY99              FY98           Chg.
                            ---------         ---------      -------
Revenues
 Excluding sales to
   customers' warehouses    $ 5,772.8         $ 4,670.8         23.6
 Sales to customers'
   warehouses                 2,206.0             702.7        213.9
                            ---------         ---------
     Total                    7,978.8           5,373.5         48.5
Costs and expenses            7,882.3           5,304.8         48.6
                            ---------         ---------
Income before
  income taxes                   96.5              68.7         40.5
Income taxes                    (35.6)            (25.1)
Dividends on
  preferred
  securities of
  subsidiary trust               (1.5)             (1.6)
                            ---------         ---------
Income before special
  items                     $    59.4         $    42.0         41.4
                            =========         =========

Earnings per
  common share
   Diluted                  $    0.56         $    0.43         30.2
   Basic                         0.60              0.45         33.3

Shares on which
  earnings per common
  share were based
   Diluted                      109.1             101.8          7.2
   Basic                         98.6              91.6          7.6

                                   Nine Months Ended December 31
                            -----------------------------------------
                                                                  %
                                 FY99             FY98           Chg.
                            ----------       ----------       -------
Revenues
  Excluding sales to
   customers' warehouses    $ 15,984.3       $ 13,481.3          18.6
  Sales to customers'
   warehouses                  4,806.9          2,014.8         138.6
                            ----------       ----------
     Total                    20,791.2         15,496.1          34.2
Costs and expenses            20,525.1         15,297.9          34.2
                            ----------       ----------
Income before
  income taxes                   266.1            198.2          34.3
Income taxes                     (98.3)           (74.3)
Dividends on
  preferred
  securities of
  subsidiary trust                (4.6)            (4.7)
                            ----------       ----------

Income before special
  items                     $    163.2       $    119.2          36.9
                            ==========       ==========
Earnings per
  common share
   Diluted                  $     1.57        $    1.23          27.6
   Basic                          1.69             1.30          30.0

Shares on which
  earnings per common
  share were based
   Diluted                       107.1            101.1           5.9
   Basic                          96.6             91.3           5.8

                                                          Schedule I-4
                                                          ------------

                         McKESSON CORPORATION
                 PRO FORMA RESULTS BY BUSINESS SEGMENT
                      Income Before Special Items
                              (unaudited)
                             (in millions)

                                     Quarter Ended December 31
                          ------------------------------------------
                                                                %
                             FY99              FY98            Chg.
                          ---------         ---------        -------
REVENUES
Health Care Supply
 Management
  Pharmaceutical
  Distribution
  & Services(1)
    U.S. Health Care      $ 4,572.5         $ 3,702.1           23.5
    International             489.1             439.5           11.3
      Total Pharmaceutical---------         ---------
        Distribution
        & Services          5,061.6           4,141.6           22.2
  Medical/Surgical
    Distribution &
    Services                  630.2             461.7           36.5
                          ---------         ---------
      Total Health
        Care Supply
         Management         5,691.8           4,603.3           23.6
Water Products                 79.1              64.8           22.1
Corporate                       1.9               2.7
                          ---------         ---------
      Total               $ 5,772.8         $ 4,670.8           23.6
                          =========         =========

OPERATING PROFIT
Health Care
  Supply Management       $   130.3         $    97.0           34.3

Water Products                 11.3              10.0           13.0
                          ---------         ---------

      Total                   141.6             107.0           32.3

Interest -- net               (31.7)            (25.0)
Corporate and other           (13.4)            (13.3)
                          ---------         ---------

Income before
  income taxes                 96.5              68.7           40.5
Income taxes                  (35.6)            (25.1)
Dividends on preferred
  securities of
  subsidiary trust             (1.5)             (1.6)
                          ---------         ---------
Income before special
  items                   $    59.4         $    42.0           41.4
                          =========         =========

STATISTICS ($ in millions)
  Operating Profit as a
    % of Revenues(1)
    Health Care
     Supply Management         2.29%             2.11%          18 bp
    Water                     14.29%            15.43%        (114)

  Earnings before interest
    and income taxes      $   128.2         $    93.7         36.8%
      as a % of
        revenues(1)            2.22%             2.01%          21 bp

  Earnings before
    interest, amortization
    and income taxes      $   134.3         $    98.1         36.9%
      as a % of
        revenues(1)            2.33%             2.10%          23 bp

  Earnings before
    interest, amortization,
    depreciation and
    income taxes          $   153.4         $   116.0         32.2%
      as a % of
        revenues(1)            2.66%             2.48%          18 bp

  Diluted earnings
    per share             $    0.56         $    0.43         30.2%

  Return on committed
    capital --
    12 months ended            21.0%             19.6%         140 bp

                                Nine Months Ended December 31
                          -----------------------------------------
                                                                %
                             FY99             FY98             Chg.
                          ----------      -----------       -------
REVENUES
Health Care Supply
 Management
  Pharmaceutical
    Distribution
    & Services(1)
      U.S. Health Care    $ 12,612.0       $ 10,683.0         18.1
      International          1,483.7          1,204.2         23.2
                          ----------       ----------
        Total Pharmaceutical
          Distribution
          & Services        14,095.7         11,887.2         18.6
  Medical/Surgical
    Distribution &
    Services                 1,625.2          1,366.9         18.9
                          ----------       ----------
        Total Health
          Care Supply
           Management       15,720.9         13,254.1         18.6
Water Products                 256.0            217.5         17.7
Corporate                        7.4              9.7
                          ----------       ----------
        Total             $ 15,984.3       $ 13,481.3         18.6
                          ==========       ==========

OPERATING PROFIT
Health Care Supply
 Management               $    346.5       $    264.4         31.1

Water Products                  42.8             37.8         13.2
                          ----------       ----------
        Total                  389.3            302.2         28.8

Interest -- net                (86.4)           (70.3)
Corporate and other            (36.8)           (33.7)
                          ----------       ----------
Income before
  income taxes                 266.1            198.2         34.3
Income taxes                   (98.3)           (74.3)
Dividends on
  preferred securities
  of subsidiary trust           (4.6)            (4.7)
                          ----------       ----------
Income before special
  items                   $    163.2       $    119.2         36.9
                          ==========       ==========

STATISTICS ($ in millions)
  Operating Profit as a %
  of Revenues(1)
    Health Care
     Supply Management          2.20%            1.99%          21 bp
    Water                      16.72%           17.38%         (66)

  Earnings before interest
    and income taxes      $    352.5       $    268.5         31.3%
      as a % of
        revenues(1)             2.21%            1.99%          22 bp

  Earnings before
    interest,
    amortization and
    income taxes          $    368.8       $    280.3         31.6%
      as a % of
        revenues(1)             2.31%            2.08%          23 bp

  Earnings before
    interest,
    amortization,
    depreciation and
    income taxes          $    425.1       $    332.6         27.8%
      as a % of
        revenues(1)             2.66%            2.47%          19 bp

  Diluted earnings
    per share             $     1.57       $     1.23         27.6%

  Return on committed
    capital --
    12 months ended             21.0%            19.6%         140 bp

(1) Excluding sales to customers' warehouses of $2,206.0 million and $702.7 million in the quarters ended December 31, 1998 and 1997, respectively ($4,806.9 million and $2,014.8 million in the nine months, respectively).

                                                          Schedule II-1
                                                          -------------

                             McKESSON HBOC
                 PRO FORMA RESULTS BY BUSINESS SEGMENT
                              (unaudited)
                (in millions, except per share amounts)

                                   Quarter Ended December 31
                              -------------------------------------
                                                               %
                              1998           1997             Chg.
                             ------         ------           ------
REVENUES
Health Care Supply Management
 Pharmaceutical Distribution
 & Services(1)
    U.S. Health Care      $   4,572.5      $ 3,712.2          23.2
    International               489.1          439.5          11.3
                          -----------      ---------
      Total Pharmaceutical
        Distribution
        & Services            5,061.6        4,151.7          21.9
 Medical/Surgical
    Distribution
    & Services                  630.2          481.2          31.0
                          -----------      ---------
      Total Health Care
       Supply Management      5,691.8        4,632.9          22.9
                          -----------      ---------
Health Care Information
 Technology                     468.8          394.0          19.0
Water Products                   79.1           72.1           9.7
Corporate                         8.9            9.9
                          -----------      ---------
      Total               $   6,248.6      $ 5,108.9          22.3
                          ===========      =========
OPERATING PROFIT
Health Care Supply
Management
   Before special items   $     130.3      $    96.2          35.4
   Special items                (26.5)            --
                          -----------      ---------
      Total Health Care
       Supply Management        103.8           96.2
                          -----------      ---------
Health Care Information
Technology
  Before special items          142.0          104.3          36.1
  Special items                 (37.8)         (50.3)
                          -----------      ---------
      Total Health Care
       Information
       Technology               104.2           54.0
                           ----------      ----------
Water Products
  Before special items           11.3           10.8           4.6
  Special items                  (0.6)            --
                           ----------      ----------
      Total Water Products       10.7           10.8
                           ----------      ----------
      Total Operating Profit    218.7          161.0          35.8

Interest - net                  (24.8)         (19.9)
Corporate and other             (13.4)         (13.3)
                           -----------     ----------
Income before income taxes      180.5          127.8          41.2
Income taxes                    (72.1)         (49.0)
Dividends on preferred
 securities of
 subsidiary trust                (1.5)          (1.6)
                          ------------     ----------
Net income                $     106.9      $    77.2          38.5
                          ============     ==========
Earnings per common share
  Diluted                 $      0.37      $    0.28          32.1
  Basic                          0.39           0.29          34.5

Shares on which earnings
per common
 share were based
    Diluted                     289.7          284.2           1.9
    Basic                       275.2          267.3           3.0

                                 Nine Months Ended December 31
                               ----------------------------------
                                                               %
                               1998          1997             Chg.
                              ------        ------           ------
REVENUES
Health Care Supply Management
 Pharmaceutical Distribution
 & Services(1)
    U.S. Health Care      $  12,624.1    $  10,714.6          17.8
    International             1,483.7        1,204.2          23.2
                          -----------    -----------
      Total Pharmaceutical
       Distribution
       & Services            14,107.8       11,918.8          18.4
  Medical/Surgical
   Distribution &
   Services                   1,640.8        1,386.6          18.3
                          -----------     ----------
      Total Health Care
       Supply Management     15,748.6       13,305.4          18.4
Health Care Information
 Technology                   1,352.0        1,084.2          24.7
Water Products                  267.2          240.9          10.9
Corporate                        29.0           28.3
                          -----------    -----------
      Total               $  17,396.8    $  14,658.8          18.7
                          ===========    ===========
OPERATING PROFIT
Health Care Supply
Management
  Before special items    $     346.9    $     264.9          31.0
  Special items                (105.1)            --
                          ------------   -----------
    Total Health Care
     Supply Management          241.8          264.9
                          ------------   -----------
Health Care Information
 Technology
  Before special items          393.2          268.4          46.5
  Special items                 (51.3)         (98.5)
                          ------------   ------------
    Total Health Care
     Information Technology     341.9          169.9
                          ------------   -----------
Water Products
  Before special items           44.6           40.6           9.9
  Special items                  (2.1)            --
                          -----------    -----------
    Total Water Products         42.5           40.6
                          -----------    -----------
    Total Operating Profit      626.2          475.4          31.7

Interest - net                  (67.9)         (57.3)
Corporate and other             (36.8)         (33.7)
                          -----------    ------------
Income before income taxes      521.5          384.4          35.7
Income taxes                   (208.6)        (146.1)
Dividends on preferred
 securities of
 subsidiary trust                (4.6)          (4.7)
                          ------------     ----------
Net income                $     308.3      $    233.6         32.0
                          ============     ==========
Earnings per common share
  Diluted                 $      1.08      $     0.85         27.1
  Basic                          1.12            0.88         27.3

Shares on which earnings
per common share
were based
  Diluted                       289.3           281.1          2.9
  Basic                         274.1           265.0          3.4

(1) Excluding sales to customers' warehouses of $2,206.0 million and $702.7 million in the quarters ended December 31, 1998 and 1997, respectively ($4,806.9 million and $2,014.8 million in the nine months, respectively).

All periods have been restated to reflect the combination of McKesson Corporation and HBO & Company and have been additionally restated to reflect all other 1998 acquisitions completed by McKesson Corporation and HBO & Company in pooling transactions.

                                                          Schedule II-2
                                                          -------------

                             McKESSON HBOC
                 PRO FORMA RESULTS BY BUSINESS SEGMENT
                      Income Before Special Items
                              (unaudited)
                (in millions, except per share amounts)

                                          Quarter Ended December 31
                                       ------------------------------
                                                                  %
                                          1998         1997      Chg.
                                       ----------   ----------  -----
REVENUES

Health Care Supply Management
 Pharmaceutical Distribution &
  Services (1)
   U.S. Health Care                    $ 4,572.5    $ 3,712.2    23.2
   International                           489.1        439.5    11.3
                                       ----------   ----------
    Total Pharmaceutical
     Distribution & Services             5,061.6      4,151.7    21.9
 Medical/Surgical Distribution &
  Services                                 630.2        481.2    31.0
                                       ----------   ----------
   Total Health Care Supply
    Management                           5,691.8      4,632.9    22.9
Health Care Information Technology         468.8        394.0    19.0
Water Products                              79.1         72.1     9.7
Corporate                                    8.9          9.9
                                       ----------   ----------
            Total                      $ 6,248.6    $ 5,108.9    22.3
                                       ==========   ==========

OPERATING PROFIT

Health Care Supply Management          $   130.3    $    96.2    35.4
Health Care Information Technology         142.0        104.3    36.1
Water Products                              11.3         10.8     4.6
                                       ----------   ----------

    Total                                  283.6        211.3    34.2

Interest - net                             (24.8)       (19.9)
Corporate and other                        (13.4)       (13.3)
                                       ----------   ----------

Income before income taxes                 245.4        178.1    37.8
Income taxes                               (93.3)       (69.2)
Dividends on preferred securities of
    subsidiary trust                        (1.5)        (1.6)
                                       ----------   ----------

Income before special items            $   150.6    $   107.3    40.4
                                       ==========   ==========

Earnings per common share
    Diluted                            $    0.53    $    0.38    39.5
    Basic                                   0.55         0.40    37.5

Shares on which earnings per common
 share were based
    Diluted                                289.7        284.2    1.9
    Basic                                  275.2        267.3    3.0

                                        Nine Months Ended December 31
                                       ------------------------------
                                                                  %
                                          1998         1997      Chg.
                                       ----------   ----------  -----
REVENUES

Health Care Supply Management
 Pharmaceutical Distribution &
  Services (1)
   U.S. Health Care                    $12,624.1    $10,714.6    17.8
   International                         1,483.7      1,204.2    23.2
                                       ----------   ----------
    Total Pharmaceutical
     Distribution & Services            14,107.8     11,918.8    18.4
 Medical/Surgical Distribution &
  Services                               1,640.8      1,386.6    18.3
                                       ----------   ----------
   Total Health Care Supply
    Management                          15,748.6     13,305.4    18.4
Health Care Information Technology       1,352.0      1,084.2    24.7
Water Products                             267.2        240.9    10.9
Corporate                                   29.0         28.3
                                       ----------   ----------
            Total                      $17,396.8    $14,658.8    18.7
                                       ==========   ==========

OPERATING PROFIT

Health Care Supply Management          $   346.9    $   264.9    31.0
Health Care Information Technology         393.2        268.4    46.5
Water Products                              44.6         40.6     9.9
                                       ----------   ----------

    Total                                  784.7        573.9    36.7

Interest - net                             (67.9)       (57.3)
Corporate and other                        (36.8)       (33.7)
                                       ----------   ----------

Income before income taxes                 680.0        482.9    40.8
Income taxes                              (263.1)      (188.0)
Dividends on preferred securities of
    subsidiary trust                        (4.6)        (4.7)
                                       ----------   ----------

Income before special items            $   412.3    $   290.2    42.1
                                       ==========   ==========

Earnings per common share
    Diluted                            $    1.44    $    1.05    37.1
    Basic                                   1.50         1.10    36.4

Shares on which earnings per common
 share were based
    Diluted                                289.3        281.1     2.9
    Basic                                  274.1        265.0     3.4

(1) Excluding sales to customers' warehouses of $2,206.0 million and $702.7 million in the quarters ended December 31, 1998 and 1997, respectively ($4,806.9 million and $2,014.8 million in the nine months, respectively).

All periods have been restated to reflect the combination of McKesson Corporation and HBO & Company and have been additionally restated to reflect all other 1998 acquisitions completed by McKesson Corporation and HBO & Company in pooling transactions.

                                                          Schedule II-3
                                                          -------------

                             McKESSON HBOC
            PRO FORMA QUARTERLY RESULTS BY BUSINESS SEGMENT
                      Income Before Special Items
                              (unaudited)
                (in millions, except per share amounts)

                                       Fiscal 1998
                      ---------------------------------------------------
                      First      Second     Third      Fourth
                      Quarter    Quarter    Quarter    Quarter     Year
                      -------   --------    -------    -------     ------
REVENUES
Health Care Supply
 Management
  Pharmaceutical
   Distribution &
   Services
    U.S. Health
     Care(1)         $ 3,450.7  $ 3,551.7  $ 3,712.2  $ 3,704.2  $14,418.8
    International        377.8      386.9      439.5      435.0    1,639.2
                     ---------  ---------  ---------  ---------  ---------
   Total               3,828.5    3,938.6    4,151.7    4,139.2   16,058.0
  Medical/Surgical
  Distribution
  & Services             446.9      458.5      481.2      491.9    1,878.5
                     ---------  ---------  ---------  ---------  ---------
   Total Health
    Care Supply
    Management         4,275.4    4,397.1    4,632.9    4,631.1   17,936.5
Health Care
 Information
 Technology              339.4      350.8      394.0      393.1    1,477.3
Water Products            79.9       88.9       72.1       72.7      313.6
Corporate                  9.9        8.5        9.9        8.1       36.4
                     ---------  ---------  ---------  ---------  ---------
       Total         $ 4,704.6  $ 4,845.3  $ 5,108.9  $ 5,105.0  $19,763.8
                     =========  =========  =========  =========  =========
OPERATING PROFIT
Health Care
 Supply
 Management          $    83.9  $    84.8  $    96.2  $   118.5  $   383.4
  as a % of
   revenues (1)           1.96%      1.93%      2.08%      2.56%      2.14%
Health Care
 Information
 Technology               82.0       82.1      104.3      102.9      371.3
  as a % of
   revenues              24.16%     23.40%     26.47%     26.18%     25.13%
Water Products            11.9       17.9       10.8       12.1       52.7
  as a % of
   revenues              14.89%     20.13%     14.98%     16.64%     16.80%
                     ---------  ---------  ---------   --------   --------
    Total                177.8      184.8      211.3      233.5      807.4

Interest - net           (18.5)     (18.9)     (19.9)     (20.8)     (78.1)
Corporate and
 other                    (8.9)     (11.5)     (13.3)     (14.0)     (47.7)
                     ----------  ---------  ---------  ---------  ---------
Income before
 income taxes            150.4      154.4      178.1      198.7      681.6
Income taxes             (58.5)     (60.3)     (69.2)     (77.5)    (265.5)

Dividends on
 preferred
 securities of
 subsidiary
 trust                    (1.6)      (1.5)      (1.6)      (1.5)      (6.2)
                     ---------- ---------  ---------  ---------  ----------
Income before
 special items       $    90.3  $    92.6  $   107.3  $   119.7  $   409.9
                     ========== =========  =========  =========  =========
Earnings per
 common share
  Diluted            $    0.33  $    0.34  $    0.38  $    0.43  $     1.48
  Basic                   0.35       0.35       0.40       0.44        1.54

Shares on which
 earnings per
 common share
 were based
  Diluted                277.9      281.2      284.2      284.9       282.1
  Basic                  262.8      265.0      267.3      269.6       266.2

(1) Excluding
 sales to
 customers'
 warehouses
 of:                 $   632.8  $   679.3  $   702.7  $   689.1  $ 2,703.9

                                                Fiscal 1999
                                      -------------------------------
                                       First      Second     Third
                                       Quarter    Quarter    Quarter
                                      ---------  ---------  ---------
REVENUES
Health Care Supply
 Management
  Pharmaceutical
   Distribution &
   Services
    U.S. Health
     Care(1)                          $ 3,881.9  $ 4,169.7  $ 4,572.5
    International                         518.9      475.7      489.1
                                      ---------  ---------  ---------
   Total                                4,400.8    4,645.4    5,061.6
  Medical/Surgical
  Distribution
  & Services                              491.2      519.4      630.2
                                     ----------  ---------  ---------
   Total Health
    Care Supply
    Management                          4,892.0    5,164.8    5,691.8
Health Care
 Information
 Technology                               431.4      451.8      468.8
Water Products                             83.0      105.1       79.1
Corporate                                  10.9        9.2        8.9
                                      ---------  ---------  ---------
       Total                          $ 5,417.3  $ 5,730.9  $ 6,248.6
                                      =========  =========  =========

OPERATING PROFIT
Health Care
 Supply
 Management                           $   108.3  $   108.3      130.3
  as a % of
   revenues(1)                             2.21%      2.10%      2.29%
Health Care
 Information
 Technology                               123.0      128.2       42.0
  as a % of
   revenues                               28.51%     28.38%     30.29%
Water Products                             12.6       20.7       11.3
 as a % of
  revenues                                15.18%     19.70%     14.29%
                                      ---------  ---------   --------
    Total                                 243.9      257.2      283.6

Interest - net                            (22.1)     (21.0)     (24.8)
Corporate and
 other                                    (12.7)     (10.7)     (13.4)
                                      ---------  ---------   ---------
Income before
 income taxes                             209.1      225.5      245.4
Income taxes                              (81.1)     (88.7)     (93.3)
Dividends on
 preferred
 securities of
 subsidiary
 trust                                     (1.6)      (1.5)      (1.5)
                                      ---------  ---------  ---------
Income before special items           $   126.4  $   135.3  $   150.6
                                      =========  =========  =========
Earnings per
 common share
  Diluted                             $    0.44  $    0.47  $    0.53
  Basic                                    0.46       0.49       0.55

Shares on which
 earnings per
 common share
 were based
  Diluted                                 288.4      289.9      289.7
  Basic                                   272.4      274.6      275.2

(1) Excluding
 sales to
 customers'
 warehouses
 of:                                  $   927.9  $ 1,673.0  $ 2,206.0

All periods have been restated to reflect the combination of McKesson Corporation and HBO & Company and have been additionally restated to reflect all other 1998 acquisitions completed by McKesson Corporation and HBO & Company in pooling transactions.